                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 14, 2005
                                                   -----------------------------

                       TriMedia Entertainment Group, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                       000-49865                  57-1107699
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

1080 N. Delaware Avenue        Philadelphia, Pennnsylvania             19125
--------------------------------------------------------------------------------
                       (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code  (215) 426-5536
                                                  ------------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS

         On June 14, 2005 our Board of Directors terminated the employment of Shawn Taylor as our Chief Financial Officer and Daniel Taylor as our President. The Board appointed Christopher Schwartz, our Chief Executive Officer, to the position of Chief Financial Officer and President, effective immediately, and Mr. Schwartz will serve in both capacities. Mr. Schwartz served as our Chief Financial Officer prior to Mr. Taylor's appointment in November 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TRIMEDIA ENTERTAINMENT GROUP, INC.


Date:  June 14, 2005                        By: /s/ Christopher Schwartz
                                                --------------------------------
                                                    Christopher Schwartz
                                                    Chief Executive Officer